CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A, No. 33-81800) of the HSBC Variable Insurance Funds of the Variable Insurance Funds and to the use of our report dated February 14, 2001, incorporated by reference therein.





/s/ERNST & YOUNG LLP

Columbus, Ohio
April 26, 2001